28969 Information Lane

Easton,  Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports Third Quarter and Nine-Month Results

Easton, Maryland (10/24/19) - Shore Bancshares, Inc. (NASDAQ - SHBI) (the “Company”) reported net income of $4.206 million or $0.33 per diluted common share for the third quarter of 2019, compared to net income of $4.224 million or $0.33 per diluted common share for the second quarter of 2019, and net income of $4.454 million or $0.35 per diluted common share for the third quarter of 2018.  Net income from continuing operations for the third quarter of 2019 was $4.214 million or $0.33 per diluted common share, compared to net income from continuing operations of $4.228 million or $0.33 per diluted common share for the second quarter of 2019, and net income from continuing operations of $4.256 million or $0.33 per diluted common share for the third quarter of 2018. The Company reported net income of $12.184 million or $0.95 per diluted common share for the first nine months of 2019, compared to net income of $12.903 million or $1.01 per diluted common share for the first nine months of 2018. Net income from continuing operations for the first nine months of 2019 was $12.270 million or $0.96 per diluted common share, compared to net income from continuing operations of $11.910 million or $0.93 per diluted common share for the first nine months of 2018.

When comparing net income from continuing operations for the third quarter of 2019 to the second quarter of 2019, net interest income increased $387 thousand,  offset by an increase in noninterest expenses of $399 thousand. When comparing net income from continuing operations for the third quarter of 2019 to the third quarter of 2018, the decrease was due to lower net interest income of $267 thousand and higher noninterest expenses of $74 thousand, offset by a lower provision for credit losses of $107 thousand and higher noninterest income of $64 thousand.

“During the third quarter we experienced significant growth in deposits resulting in stable earnings for the quarter,” said Lloyd L. “Scott” Beatty, Jr., President and Chief Executive Officer.  “Our loan demand remains strong and the lack of growth in the third quarter was partially a result of deals being delayed into the fourth quarter, coupled with some significant payoffs. During the third quarter, the Company began repurchasing its shares under the stock repurchase plan approved in April of 2019. As of September 30, 2019, the Company had repurchased 36,700 shares for approximately $558 thousand.  As we move forward into the last quarter of the year, we remain focused on continuing to grow our loan portfolio, repurchasing shares and increasing our market share within our footprint.”

Balance Sheet Review

Total assets were $1.562 billion at September 30, 2019, a $78.6 million, or 5.3%, increase when compared to $1.483 billion at the end of 2018.  The increase was primarily due to total deposits increasing $113.1 million or 9.3%.  The significant growth in deposits funded increases in loans of $39.7 million, or 3.3%, interest-bearing deposits with other banks of $29.7 million, or 58.2%, and other assets of $12.9 million, or 72.9%, which includes the purchase of approximately $14 million of bank owned life insurance (“BOLI”) during the third quarter of 2019.  In addition, the increase in deposits allowed the Company to decrease its short-term borrowings by $43.5 million or 71.6%.

Total deposits increased $113.1 million, or 9.3%, when compared to December 31, 2018.  The increase in total deposits primarily consisted of increases in interest-bearing checking deposits of $48.7 million, noninterest-bearing deposits of $32.1 million, time deposits greater than $100 thousand of $25.2 million, other time deposits of $8.8 million and savings and money market accounts of $8.3 million, partially offset by a decrease in brokered deposits of $10.0 million.

Total stockholders’ equity increased $10.8 million, or 5.9%, when compared to the end of 2018. At September 30, 2019, the ratio of total equity to total assets was 12.42% and the ratio of total tangible equity to total tangible assets was 11.29%.

Total assets at September 30, 2019 increased $88.1 million, or 6.0%, when compared to total assets at September 30, 2018.  The primary reason for the increase was due to total deposits increasing $143.7 million or 12.2%.  The significant growth in deposits funded increases in loans of $54.5 million or 4.6%, interest-bearing deposits with other banks of $50.7 million or 169.4% and other assets of $15.4 million or 102.0%, partially offset by a decrease in investment securities available for sale of $28.8 million or 17.2%. In addition, the increase in deposits allowed the Company to decrease its short-term borrowings by $96.8 million or 84.9%.

Total deposits at September 30, 2019 increased $143.7 million, or 12.2%, when compared to September 30, 2018.  The increase in total deposits primarily consisted of increases in interest-bearing checking deposits of $73.6 million, noninterest-bearing deposits of $30.8 million, time deposits greater than $100 thousand of $26.6 million, savings and money market accounts of $19.2 million, and other time deposits of $4.8 million partially offset by a decrease in brokered deposits of $11.5 million.  Total stockholders’ equity increased $22.5 million, or 13.2%, when compared to September 30, 2018.

Review of Quarterly Financial Results

Net interest income was $12.7 million for the third quarter of 2019, compared to $12.3 million for the second quarter of 2019 and $12.9 million for the third quarter of 2018. The primary reasons for the increase in net interest income when compared to the second quarter of 2019 were loan growth late in the second quarter allowing a full quarter of earning interest, coupled with an extra day of earning interest on legacy loans as well as an increase in interest-bearing deposits with other banks of $59.8 million.  Interest on deposits increased $84 thousand and was partially offset by a decrease in interest on short-term borrowings of $28 thousand when comparing the third quarter of 2019 to the second quarter of 2019. Net interest income decreased when compared to the third quarter of 2018 due to an increase in interest expense of $1.2 million, partially offset by an increase in interest income of $957 thousand. The improvement in interest income was the result of increases in the average balances of loans of $60.9 million or 5.2% and interest-bearing deposits with other banks of $24.1 million or 137.6%. The Company’s net interest margin decreased to 3.52% from 3.54% in the second quarter of 2019 and decreased from 3.76% in the third quarter of 2018.  The decline in net interest margin from the second quarter of 2019 was due to a higher average balance in interest-bearing deposits with other banks, which experienced a decrease in yield of 34bps. The decline in net interest margin from the third quarter of 2018 was due to an increase in rates paid on all interest-bearing liabilities, most significantly interest-bearing deposits which experienced an increase in the average balance of $61.7 million and rates paid on these deposits of 62bps, partially offset by an increase in the average balance of total earnings assets $61.7 million and a yield of 9bps.

The provision for credit losses was $200 thousand for the three months ended September 30, 2019.  The comparable amounts were $200 thousand and $307 thousand for the three months ended June  30, 2019 and September 30, 2018, respectively. The provision for credit losses remained unchanged from the second quarter of 2019 due to stagnant growth within the loan portfolio.  The decrease in the amount of provision for credit losses from the third quarter of 2018 was due to lower loan growth in the third quarter of 2019. Net charge-offs were $67 thousand for the third quarter of 2019, $313 thousand for the second quarter of 2019 and $100 thousand for the third quarter of 2018.  The ratio of annualized net charge-offs to average loans was 0.02% for the third quarter of 2019, 0.10% for the second quarter of 2019 and 0.03% for the third quarter of 2018.  The ratio of the allowance for credit losses to period-end loans was 0.85% at September 30, 2019, slightly higher than the 0.83% at June  30, 2019 and lower than the 0.87% at September 30, 2018.

At September 30, 2019, nonperforming assets were $13.3 million, a decrease of $2.2 million, or 14.4%, when compared to June  30, 2019, primarily due to a decrease in nonaccrual loans of  $2.1, or 14.1%. Other real estate owned decreased $450 thousand, or 85.9% and accruing troubled debt restructurings (“TDRs”) decreased $180 thousand, or 2.3% over the same time period. When comparing September 30, 2019 to September 30, 2018, nonperforming assets increased $4.4 million, or 49.9%, and accruing TDRs decreased $1.3 million, or 15.1%. The increase in nonperforming assets was due to a large nonaccrual loan with an outstanding loan balance of $7.5 million added late in the fourth quarter of 2018, in which the Company does not anticipate any further losses. The ratio of nonperforming assets and accruing TDRs to total assets was 1.34%, 1.56% and 1.21% at September 30, 2019, June  30, 2019 and September 30, 2018, respectively.  In addition, the ratio of accruing TDRs to total loans at September 30, 2019 was 0.61% at September 30, 2019, compared to 0.63% at June  30, 2019 and 0.76% at September 30, 2018.

Total noninterest income from continuing operations for the third quarter of 2019 decreased $80 thousand when compared to the second quarter of 2019 and increased $64 thousand when compared to the third quarter of 2018.  The decrease from the second quarter of 2019 was the result of a decrease in service charges on deposit accounts and additional fees on bank service charges included in other noninterest income.  The increase from the third quarter of 2018 was due to higher loan fees and additional fees on bank service charges.

Total noninterest expense from continuing operations for the third quarter of 2019 increased $399 thousand when compared to the second quarter of 2019 and increased $74 thousand when compared to the third quarter of 2018.  The increase in noninterest expense compared to the second quarter of 2019 was primarily due to higher employee benefits, which included the funding of a  new supplemental executive retirement plan, a write down on an other real estate owned property and other loan expenses, partially offset by lower FDIC insurance premiums for the quarter due to an FDIC assessment credit for banks under $10 billion. The slight increase in noninterest expenses from the third quarter of 2018 was primarily due to increases in employee benefits and other loan and service costs, almost entirely offset by lower salaries and wages, amortization on intangible assets and FDIC insurance premiums.

Review of Nine-Month Financial Results

Net interest income for the first nine months of 2019 was $37.4 million, a decrease of $542 thousand, or 1.4%, when compared to the first nine months of 2018.  The decrease was the direct result of an increase in interest expense on deposits, which was partially offset by an increase in interest and fees on loans. The average balance on loans increased $78.7 million and the yield on loans increased 10bps when comparing the periods.  This increase in volume and yields on loans was offset by an increase in the average balance of interest-bearing deposits of $49.7 million, with an associated increase in rates paid on these deposits of 66bps. This resulted in a net interest margin of 3.56% for the first nine months of 2019 compared to 3.79% for the first nine months of 2018.

The provision for credit losses for the nine months ended September 30, 2019 and 2018 was $500 thousand and $1.2 million, respectively, while net charge-offs were $405 thousand and $667 thousand, respectively. The decrease in provision for credit losses was the result of improved overall credit quality exclusive of the one large relationship mentioned above and lower net charge-offs for the first nine months of 2019 compared to the first nine months of 2018.  In addition, loan growth in the first nine months of 2019 has lagged the first nine months of 2018. The ratio of annualized net charge-offs to average loans was 0.04% for the first nine months of 2019 and 0.08% for the first nine months of 2018.

Total noninterest income from continuing operations for the nine months ended September 30, 2019  increased $426 thousand, or 6.2%, when compared to the same period in 2018. The increase in noninterest income primarily consisted of increases in service charges on deposit accounts and other fees on bank services.

Total noninterest expense from continuing operations for the nine months ended September 30, 2019 increased $98 thousand, or 0.4%, when compared to the same period in 2018. Despite the insignificant aggregate increase in total noninterest expenses, salaries and wages decreased $1.1 million and FDIC insurance premiums decreased $226 thousand, which were offset by increases in employee benefits of $417 thousand, data processing of $314 thousand, legal and professional fees of $277 thousand and other real estate owned expenses of $301 thousand.

Shore Bancshares Information

Shore Bancshares is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of Shore United Bank. Shore Bancshares engages in trust and wealth management services through Wye Financial & Trust, a division of Shore United Bank.  Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions.

Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact:  Edward Allen, Executive Vice President and Chief Financial Officer,

410-763-7800

Shore Bancshares, Inc.

Financial Highlights

(Dollars in thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2019	2018	Change	2019	2018	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$12,680	$12,947	(2.1)%	$37,367	$37,909	(1.4)%
Provision for credit losses	200	307	(34.9)	500	1,214	(58.8)
Noninterest income	2,529	2,465	2.6	7,326	6,901	6.2
Noninterest expense	9,384	9,310	0.8	27,712	27,615	0.4
Income from continuing operations before income taxes	5,625	5,795	(2.9)	16,481	15,981	3.1
Income tax expense	1,411	1,539	(8.3)	4,211	4,071	3.4
Income from continuing operations	$4,214	$4,256	(1.0)	$12,270	$11,910	3.0

(Loss) Income from discontinued operations before income taxes	(10)	269	(103.7)	(113)	1,317	(108.6)
Income tax expense (benefit)	(2)	71	(102.8)	(27)	324	(108.3)
(Loss) Income from discontinued operations	(8)	198	(104.0)	(86)	993	(108.7)
Net income	$4,206	$4,454	(5.6)	$12,184	$12,903	(5.6)

From Continuing Operations:
Return on average assets	1.10%	1.16%	(6) bp	1.11%	1.12%	(1) bp
Return on average equity	8.66	9.92	(126)	8.68	9.52	(84)
Return on average tangible equity (1)	9.90	12.77	(287)	9.98	12.26	(228)
Net interest margin	3.52	3.76	(24)	3.56	3.79	(23)
Efficiency ratio - GAAP	61.70	60.41	129	62.01	61.63	38
Efficiency ratio - Non-GAAP (1)	60.58	58.55	203	60.81	60.11	70

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.33	$0.33	—%	$0.96	$0.93	3.2%
(Loss) Income from discontinued operations	—	0.02	(100.0)	(0.01)	0.08	(112.5)
Net income	$0.33	$0.35	(5.7)	$0.95	$1.01	(5.9)
Diluted net income per common share
Income from continuing operations	$0.33	$0.33	—	$0.96	$0.93	3.2
(Loss) Income from discontinued operations	—	0.02	(100.0)	(0.01)	0.08	(112.5)
Net income	$0.33	$0.35	(5.7)	$0.95	$1.01	(5.9)

Dividends paid per common share	0.10	0.08	25.0	0.30	0.23	30.4
Book value per common share at period end	15.22	13.45	13.2
Tangible book value per common share at period end (1)	13.66	10.96	24.6
Market value at period end	15.41	17.82	(13.5)
Market range:
High	17.00	19.84	(14.3)	17.00	20.09	(15.4)
Low	14.90	16.63	(10.4)	14.00	16.28	(14.0)

AVERAGE BALANCE SHEET DATA
Loans	$1,235,374	$1,174,513	5.2%	$1,219,623	$1,140,925	6.9%
Investment securities	155,324	178,572	(13.0)	160,035	186,936	(14.4)
Earning assets	1,432,252	1,370,573	4.5	1,408,937	1,341,403	5.0
Assets	1,513,790	1,457,074	3.9	1,480,813	1,426,504	3.8
Deposits	1,280,057	1,192,845	7.3	1,243,472	1,174,505	5.9
Stockholders' equity	193,120	170,299	13.4	189,094	167,288	13.0

CREDIT QUALITY DATA
Net charge-offs	$67	$100	(33.0)%		$405	$667	(39.3)%

Nonaccrual loans	$12,530	$7,362	70.2
Loans 90 days past due and still accruing	712	3	23,633.3
Other real estate owned	74	1,518	(95.1)
Total nonperforming assets	13,316	8,883	49.9
Accruing troubled debt restructurings (TDRs)	7,588	8,933	(15.1)
Total nonperforming assets and accruing TDRs	$20,904	$17,816	17.3

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.42%	11.63%	79	bp
Period-end tangible equity to tangible assets (1)	11.29	9.69	160

Annualized net charge-offs to average loans	0.02	0.03	(1)		0.04%	0.08%	(4)	bp

Allowance for credit losses as a percent of:
Period-end loans	0.85	0.87	(2)
Nonaccrual loans	83.30	140.29	(5,699)
Nonperforming assets	78.39	116.27	(3,788)
Accruing TDRs	137.56	115.62	2,194
Nonperforming assets and accruing TDRs	49.93	57.97	(804)

As a percent of total loans:
Nonaccrual loans	1.01	0.62	39
Accruing TDRs	0.61	0.76	(15)
Nonaccrual loans and accruing TDRs	1.63	1.38	25

As a percent of total loans+other real estate owned:
Nonperforming assets	1.08	0.75	33
Nonperforming assets and accruing TDRs	1.69	1.51	18

As a percent of total assets:
Nonaccrual loans	0.80	0.50	30
Nonperforming assets	0.85	0.60	25
Accruing TDRs	0.49	0.61	(12)
Nonperforming assets and accruing TDRs	1.34	1.21	13

(1)	See the reconciliation table on page 17 of 17.

Shore Bancshares, Inc.

Consolidated Balance Sheets

(In thousands, except per share data)

				September 30, 2019
	September 30,	December 31,	September 30,	compared to
	2019	2018	2018	December 31, 2018
ASSETS
Cash and due from banks	$22,777	$16,294	$18,859	39.8%
Interest-bearing deposits with other banks	80,596	50,931	29,918	58.2
Cash and cash equivalents	103,373	67,225	48,777	53.8

Investment securities available for sale (at fair value)	138,911	154,432	167,675	(10.1)
Investment securities held to maturity	9,780	6,043	6,037	61.8
Equity securities, at fair value	1,339	1,269	649	5.5
Restricted securities	4,655	6,476	8,110	(28.1)

Loans	1,235,035	1,195,355	1,180,557	3.3
Less: allowance for credit losses	(10,438)	(10,343)	(10,328)	0.9
Loans, net	1,224,597	1,185,012	1,170,229	3.3

Premises and equipment, net	23,871	22,711	22,866	5.1
Goodwill	17,518	17,518	17,518	—
Other intangible assets, net	2,396	2,857	4,088	(16.1)
Other real estate owned, net	74	1,222	1,518	(93.9)
Right of use assets, net	4,908	—	—	—
Other assets	30,257	17,678	15,129	71.2
Assets of discontinued operations	—	633	10,947	(100.0)

Total assets	$1,561,679	$1,483,076	$1,473,543	5.3

LIABILITIES
Noninterest-bearing deposits	$362,557	$330,466	$331,766	9.7
Interest-bearing deposits	962,934	881,875	850,070	9.2
Total deposits	1,325,491	1,212,341	1,181,836	9.3

Short-term borrowings	17,263	60,812	114,043	(71.6)
Long-term borrowings	15,000	15,000	—	—
Lease liabilities	4,923	—	—	—
Accrued expenses and other liabilities	5,039	8,415	5,893	(40.1)
Liabilities of discontinued operations	—	3,323	352	(100.0)
Total liabilities	1,367,716	1,299,891	1,302,124	5.2

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	127	127	127	—
Additional paid in capital	64,879	65,434	65,730	(0.8)
Retained earnings	128,924	120,574	109,628	6.9
Accumulated other comprehensive (loss)	33	(2,950)	(4,066)	101.1
Total stockholders' equity	193,963	183,185	171,419	5.9

Total liabilities and stockholders' equity	$1,561,679	$1,483,076	$1,473,543	5.3

Period-end common shares outstanding	12,742	12,749	12,748	(0.1)
Book value per common share	$15.22	$14.37	$13.45	5.9

Shore Bancshares, Inc.

Consolidated Statements of Income

(In thousands, except per share data)

	For the Three Months Ended			For the Nine Months Ended
	September 30,			September 30,
	2019	2018	% Change	2019	2018	% Change
INTEREST INCOME
Interest and fees on loans	$14,100	$13,205	6.8%	$41,348	$37,880	9.2%
Interest on investment securities:
Taxable	870	947	(8.1)	2,755	2,950	(6.6)
Interest on deposits with other banks	223	84	165.5	499	183	172.7
Total interest income	15,193	14,236	6.7	44,602	41,013	8.8

INTEREST EXPENSE
Interest on deposits	2,288	826	177.0	6,439	1,954	229.5
Interest on short-term borrowings	117	463	(74.7)	475	1,150	(58.7)
Interest on long-term borrowings	108	—	—	321	—	—
Total interest expense	2,513	1,289	95.0	7,235	3,104	133.1

NET INTEREST INCOME	12,680	12,947	(2.1)	37,367	37,909	(1.4)
Provision for credit losses	200	307	(34.9)	500	1,214	(58.8)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,480	12,640	(1.3)	36,867	36,695	0.5

NONINTEREST INCOME
Service charges on deposit accounts	990	982	0.8	2,952	2,834	4.2
Trust and investment fee income	383	383	—	1,140	1,197	(4.8)
Other noninterest income	1,156	1,100	5.1	3,234	2,870	12.7
Total noninterest income	2,529	2,465	2.6	7,326	6,901	6.2

NONINTEREST EXPENSE
Salaries and wages	3,853	4,209	(8.5)	11,411	12,536	(9.0)
Employee benefits	1,299	983	32.1	3,621	3,204	13.0
Occupancy expense	697	646	7.9	2,056	1,973	4.2
Furniture and equipment expense	263	212	24.1	821	714	15.0
Data processing	972	930	4.5	2,801	2,487	12.6
Directors' fees	140	145	(3.4)	342	411	(16.8)
Amortization of intangible assets	144	270	(46.7)	461	597	(22.8)
FDIC insurance premium expense	—	193	(100.0)	386	612	(36.9)
Other real estate owned expenses, net	133	166	(19.9)	426	125	240.8
Legal and professional fees	495	443	11.7	1,655	1,378	20.1
Other noninterest expenses	1,388	1,113	24.7	3,732	3,578	4.3
Total noninterest expense	9,384	9,310	0.8	27,712	27,615	0.4

Income from continuing operations before income taxes	5,625	5,795	(2.9)	16,481	15,981	3.1
Income tax expense	1,411	1,539	(8.3)	4,211	4,071	3.4

Income from continuing operations	4,214	4,256	(1.0)	12,270	11,910	3.0

(Loss) income from discontinued operations before income taxes	(10)	269	(103.7)	(113)	1,317	(108.6)
Income tax (benefit) expense	(2)	71	(102.8)	(27)	324	(108.3)

(Loss) Income from discontinued operations	(8)	198	(104.0)	(86)	993	(108.7)

NET INCOME	$4,206	$4,454	(5.6)	$12,184	$12,903	(5.6)

Weighted average shares outstanding - basic	12,764	12,748	0.1	12,771	12,736	0.3
Weighted average shares outstanding - diluted	12,769	12,761	0.1	12,776	12,749	0.2

Basic net income per common share
Income from continuing operations	$0.33	$0.33	—	$0.96	$0.93	3.2
(Loss) Income from discontinued operations	—	0.02	(100.0)	(0.01)	0.08	(112.5)
Net income	$0.33	$0.35	(5.7)	$0.95	$1.01	(5.9)

Diluted net income per common share
Income from continuing operations	$0.33	$0.33	-	$0.96	$0.93	3.2
(Loss) Income from discontinued operations	—	0.02	(100.0)	(0.01)	0.08	(112.5)
Net income	$0.33	$0.35	(5.7)	$0.95	$1.01	(5.9)

Dividends paid per common share	0.10	0.08	25.0	0.30	0.23	30.4

Shore Bancshares, Inc.

Consolidated Average Balance Sheets

(Dollars in thousands)

	For the Three Months Ended				For the Nine Months Ended
	September 30,				September 30,
	2019		2018		2019		2018
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	$1,235,374	4.54%	$1,174,513	4.47%	$1,219,623	4.55%	$1,140,925	4.45%
Investment securities
Taxable	155,324	2.24	178,572	2.12	160,035	2.30	186,936	2.10
Interest-bearing deposits	41,554	2.13	17,488	1.91	29,279	2.28	13,542	1.80
Total earning assets	1,432,252	4.22%	1,370,573	4.13%	1,408,937	4.24%	1,341,403	4.10%
Cash and due from banks	18,127		17,790		17,520		17,031
Other assets	73,823		79,065		64,775		78,243
Allowance for credit losses	(10,412)		(10,354)		(10,419)		(10,173)
Total assets	$1,513,790		$1,457,074		$1,480,813		$1,426,504

Interest-bearing liabilities
Demand deposits	$252,386	0.70%	$221,905	0.32%	$242,364	0.66%	$214,317	0.26%
Money market and savings deposits	389,268	0.67	373,357	0.14	386,113	0.79	378,404	0.13
Brokered deposits	14,568	2.29	25,507	2.01	19,144	2.40	12,157	2.09
Certificates of deposit $100,000 or more	119,200	1.78	97,563	0.69	108,504	1.54	98,772	0.58
Other time deposits	149,708	1.49	145,130	0.57	145,381	1.28	148,107	0.50
Interest-bearing deposits	925,130	0.98	863,462	0.36	901,506	0.96	851,757	0.30
Short-term borrowings	17,729	2.64	87,925	2.09	24,034	2.64	78,945	1.95
Long-term borrowings	15,000	2.86	—	—	15,000	2.86	—	—
Total interest-bearing liabilities	957,859	1.04%	951,387	0.52%	940,540	1.03%	930,702	0.44%
Noninterest-bearing deposits	354,927		329,383		341,966		322,748
Accrued expenses and other liabilities	7,884		6,005		9,213		5,766
Stockholders' equity	193,120		170,299		189,094		167,288
Total liabilities and stockholders' equity	$1,513,790		$1,457,074		$1,480,813		$1,426,504

Net interest spread		3.18%		3.61%		3.21%		3.66%
Net interest margin		3.52%		3.76%		3.56%		3.79%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.

(2) Average loan balances include nonaccrual loans.

(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Financial Highlights By Quarter

(Dollars in thousands, except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	Q3 2019	Q3 2019
	2019	2019	2019	2018	2018	compared to	compared to
	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2019	Q3 2018
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$12,724	$12,334	$12,428	$12,756	$12,975	3.2%	(1.9)%
Less: Taxable-equivalent adjustment	44	41	34	30	28	7.3	57.1
Net interest income	12,680	12,293	12,394	12,726	12,947	3.1	(2.1)
Provision for credit losses	200	200	100	460	307	—	(34.9)
Noninterest income	2,529	2,609	2,188	2,112	2,465	(3.1)	2.6
Noninterest expense	9,384	8,985	9,343	9,216	9,310	4.4	0.8
Income from continuing operations before income taxes	5,625	5,717	5,139	5,162	5,795	(1.6)	(2.9)
Income tax expense	1,411	1,489	1,311	1,309	1,539	(5.2)	(8.3)
Income from continuing operations	4,214	4,228	3,828	3,853	4,256	(0.3)	(1.0)

(Loss) Income from discontinued operations before income taxes	(10)	(4)	(99)	104	269	(150.0)	(103.7)
Gain on sale of insurance agency	—	—	—	12,736	—	—	—
Income tax expense (benefit)	(2)	—	(25)	4,599	71	—	(102.8)
(Loss) Income from discontinued operations	(8)	(4)	(74)	8,241	198	(100.0)	(104.0)

Net income	$4,206	$4,224	$3,754	$12,094	$4,454	(0.4)	(5.6)

From Continuing Operations:
Return on average assets	1.10%	1.16%	1.06%	1.04%	1.16%	(6) bp	(6) bp
Return on average equity	8.66	8.97	8.39	8.83	9.92	(31)	(126)
Return on average tangible equity (1)	9.90	10.31	9.72	11.34	12.77	(41)	(287)
Net interest margin	3.52	3.54	3.61	3.58	3.76	(2)	(24)
Efficiency ratio - GAAP	61.70	60.29	64.07	62.11	60.41	141	129
Efficiency ratio - Non-GAAP (1)	60.58	59.09	62.81	60.18	58.55	149	203

PER SHARE DATA
Basic net income per common share
Income from continuing operations	$0.33	$0.33	$0.30	$0.30	$0.33	—%	—%
(Loss) Income from discontinued operations	—	—	(0.01)	0.65	0.02	—	(100.0)
Net income	$0.33	$0.33	$0.29	$0.95	$0.35	—	(5.7)
Diluted net income per common share
Income from continuing operations	$0.33	$0.33	$0.30	$0.30	$0.33	—	—
(Loss) Income from discontinued operations	—	—	(0.01)	0.65	0.02	—	(100.0)
Net income	$0.33	$0.33	$0.29	$0.95	$0.35	—	(5.7)

Dividends paid per common share	0.10	0.10	0.10	0.09	0.08	—	25.0
Book value per common share at period end	15.22	14.97	14.64	14.37	13.45	1.7	13.2
Tangible book value per common share at period end (1)	13.66	13.40	13.06	12.77	10.96	1.9	24.6
Market value at period end	15.41	16.34	14.91	14.54	17.82	(5.7)	(13.5)
Market range:
High	17.00	16.48	16.11	18.32	19.84	3.2	(14.3)
Low	14.90	14.84	14.00	12.95	16.63	0.4	(10.4)

AVERAGE BALANCE SHEET DATA
Loans	$1,235,374	$1,221,215	$1,201,913	$1,189,504	$1,174,513	1.2%		5.2%
Investment securities	155,324	159,878	165,009	177,700	178,572	(2.8)		(13.0)
Earning assets	1,432,252	1,399,418	1,394,728	1,385,368	1,370,573	2.3		4.5
Assets	1,513,790	1,468,093	1,460,291	1,463,839	1,457,074	3.1		3.9
Deposits	1,280,057	1,233,951	1,215,702	1,197,445	1,192,845	3.7		7.3
Stockholders' equity	193,120	189,101	184,972	173,214	170,299	2.1		13.4

CREDIT QUALITY DATA
Net charge-offs	$67	$313	$25	$445	$100	(78.6)%		(33.0)%

Nonaccrual loans	$12,530	$14,592	$15,360	$16,655	$7,362	(14.1)		70.2
Loans 90 days past due and still accruing	712	439	47	139	3	62.2		23,633.3
Other real estate owned	74	524	979	1,222	1,518	(85.9)		(95.1)
Total nonperforming assets	$13,316	$15,555	$16,386	$18,016	$8,883	(14.4)		49.9

Accruing troubled debt restructurings (TDRs)	$7,588	$7,768	$7,828	$8,663	$8,933	(2.3)		(15.1)

Total nonperforming assets and accruing TDRs	$20,904	$23,323	$24,214	$26,679	$17,816	(10.4)		17.3

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.42%	12.85%	12.59%	12.35%	11.63%	(43)	bp	79	bp
Period-end tangible equity to tangible assets (1)	11.29	11.66	11.39	11.13	9.69	(37)		160

Annualized net charge-offs to average loans	0.02	0.10	0.01	0.15	0.03	(8)		(1)

Allowance for credit losses as a percent of:
Period-end loans	0.85	0.83	0.86	0.87	0.87	2		(2)
Nonaccrual loans	83.30	70.62	67.83	62.10	140.29	1,268		(5,699)
Nonperforming assets	78.39	66.25	63.58	57.41	116.27	1,214		(3,788)
Accruing TDRs	137.56	132.66	133.09	119.39	115.62	490		2,194
Nonperforming assets and accruing TDRs	49.93	44.18	43.02	38.77	57.97	575		(804)

As a percent of total loans:
Nonaccrual loans	1.01	1.18	1.27	1.39	0.62	(17)		39
Accruing TDRs	0.61	0.63	0.65	0.72	0.76	(2)		(15)
Nonaccrual loans and accruing TDRs	1.63	1.80	1.91	2.12	1.38	(17)		25

As a percent of total loans+other real estate owned:
Nonperforming assets	1.08	1.25	1.35	1.51	0.75	(17)		33
Nonperforming assets and accruing TDRs	1.69	1.88	2.00	2.23	1.51	(19)		18

As a percent of total assets:
Nonaccrual loans	0.80	0.98	1.03	1.12	0.50	(18)		30
Nonperforming assets	0.85	1.04	1.10	1.21	0.60	(19)		25
Accruing TDRs	0.49	0.52	0.53	0.58	0.61	(3)		(12)
Nonperforming assets and accruing TDRs	1.34	1.56	1.63	1.80	1.21	(22)		13

(1)	See the reconciliation table on page 17 of 17.

Shore Bancshares, Inc.

Consolidated Statements of Income By Quarter

(In thousands, except per share data)

						Q3 2019	Q3 2019
						compared to	compared to
	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2019	Q3 2018
INTEREST INCOME
Interest and fees on loans	$14,100	$13,749	$13,499	$13,452	$13,205	2.6%	6.8%
Interest on investment securities:
Taxable	870	887	998	1,339	947	(1.9)	(8.1)
Interest on deposits with other banks	223	113	163	103	84	97.3	165.5
Total interest income	15,193	14,749	14,660	14,894	14,236	3.0	6.7

INTEREST EXPENSE
Interest on deposits	2,288	2,204	1,947	1,577	826	3.8	177.0
Interest on short-term borrowings	117	145	213	486	463	(19.3)	(74.7)
Interest on long-term borrowings	108	107	106	105	—	0.9	—
Total interest expense	2,513	2,456	2,266	2,168	1,289	2.3	95.0

NET INTEREST INCOME	12,680	12,293	12,394	12,726	12,947	3.1	(2.1)
Provision for credit losses	200	200	100	460	307	—	(34.9)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	12,480	12,093	12,294	12,266	12,640	3.2	(1.3)

NONINTEREST INCOME
Service charges on deposit accounts	990	1,028	934	1,045	982	(3.7)	0.8
Trust and investment fee income	383	385	372	360	383	(0.5)	—
Other noninterest income	1,156	1,196	882	707	1,100	(3.3)	5.1
Total noninterest income	2,529	2,609	2,188	2,112	2,465	(3.1)	2.6

NONINTEREST EXPENSE
Salaries and wages	3,853	3,792	3,766	3,999	4,209	1.6	(8.5)
Employee benefits	1,299	1,068	1,254	797	983	21.6	32.1
Occupancy expense	697	668	691	649	646	4.3	7.9
Furniture and equipment expense	263	295	263	236	212	(10.8)	24.1
Data processing	972	919	910	844	930	5.8	4.5
Directors' fees	140	116	86	145	145	20.7	(3.4)
Amortization of intangible assets	144	155	162	269	270	(7.1)	(46.7)
FDIC insurance premium expense	—	181	205	159	193	(100.0)	(100.0)
Other real estate owned expenses, net	133	60	233	228	166	121.7	(19.9)
Legal and professional fees	495	559	601	603	443	(11.4)	11.7
Other noninterest expenses	1,388	1,172	1,172	1,287	1,113	18.4	24.7
Total noninterest expense	9,384	8,985	9,343	9,216	9,310	4.4	0.8

Income from continuing operations before income taxes	5,625	5,717	5,139	5,162	5,795	(1.6)	(2.9)
Income tax expense	1,411	1,489	1,311	1,309	1,539	(5.2)	(8.3)

Income from continuing operations	4,214	4,228	3,828	3,853	4,256	(0.3)	(1.0)

(Loss) Income from discontinued operations before income taxes	(10)	(4)	(99)	104	269	(150.0)	(103.7)
Gain on sale of insurance agency	—	—	—	12,736	—	—	—
(Loss) Income tax expense (benefit)	(2)	—	(25)	4,599	71	—	(102.8)

(Loss) Income from discontinued operations	(8)	(4)	(74)	8,241	198	(100.0)	(104.0)

NET INCOME	$4,206	$4,224	$3,754	$12,094	$4,454	(0.4)	(5.6)

Weighted average shares outstanding - basic	12,764	12,779	12,769	12,749	12,748	(0.1)	0.1
Weighted average shares outstanding - diluted	12,769	12,784	12,773	12,766	12,761	(0.1)	0.1

Basic net income per common share
Income from continuing operations	$0.33	$0.33	$0.30	$0.30	$0.33	—	—
(Loss) Income from discontinued operations	—	—	(0.01)	0.65	0.02	—	(100.0)
Net income	$0.33	$0.33	$0.29	$0.95	$0.35	—	(5.7)
Diluted net income per common share
Income from continuing operations	$0.33	$0.33	$0.30	$0.30	$0.33	—	—
(Loss) Income from discontinued operations	—	—	(0.01)	0.65	0.02	—	(100.0)
Net income	$0.33	$0.33	$0.29	$0.95	$0.35	—	(5.7)

Dividends paid per common share	0.10	0.10	0.10	0.09	0.08	—	25.0

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter

(Dollars in thousands)

											Average balance
											Q3 2019	Q3 2019
											compared to	compared to
	Q3 2019		Q2 2019		Q1 2019		Q4 2018		Q3 2018		Q2 2019	Q3 2018
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans (1), (2), (3)	1,235,374	4.54%	$1,221,215	4.53%	$1,201,913	4.57%	$1,189,504	4.50%	$1,174,513	4.47%	1.2%	5.2%
Investment securities
Taxable	155,324	2.24	159,878	2.22	165,009	2.45	177,700	2.46	178,572	2.12	(2.8)	(13.0)
Interest-bearing deposits	41,554	2.13	18,325	2.47	27,806	2.38	18,164	2.25	17,488	1.91	126.8	137.6
Total earning assets	1,432,252	4.22%	1,399,418	4.24%	1,394,728	4.27%	1,385,368	4.20%	1,370,573	4.13%	2.3	4.5
Cash and due from banks	18,127		17,225		17,196		18,204		17,790		5.2	1.9
Other assets	73,823		61,906		58,756		70,858		79,065		19.3	(6.6)
Allowance for credit losses	(10,412)		(10,456)		(10,389)		(10,591)		(10,354)		(0.4)	0.6
Total assets	$1,513,790		$1,468,093		$1,460,291		$1,463,839		$1,457,074		3.1	3.9

Interest-bearing liabilities
Demand deposits	$252,386	0.70%	$234,775	0.65%	$239,794	0.61%	$218,519	0.53%	$221,905	0.32%	7.5	13.7
Money market and savings deposits	389,268	0.67	385,272	0.84	383,738	0.85	378,163	0.68	373,357	0.14	1.0	4.3
Brokered deposits	14,568	2.29	20,866	2.52	22,080	2.37	22,816	2.17	25,507	2.01	(30.2)	(42.9)
Certificates of deposit $100,000 or more	119,200	1.78	107,549	1.54	98,535	1.24	97,023	0.94	97,563	0.69	10.8	22.2
Other time deposits	149,708	1.49	145,900	1.31	140,523	1.02	141,702	0.80	145,130	0.57	2.6	3.2
Interest-bearing deposits	925,130	0.98	894,362	0.99	884,670	0.89	858,223	0.73	863,462	0.36	3.4	7.1
Short-term borrowings	17,729	2.64	21,557	2.70	32,984	2.62	72,462	2.66	87,925	2.09	(17.8)	(79.8)
Long-term borrowings	15,000	2.86	15,000	2.86	15,000	2.87	14,348	2.89	—	—	—	—
Total interest-bearing liabilities	957,859	1.04%	930,919	1.06%	932,654	0.99%	945,033	0.91%	951,387	0.52%	2.9	0.7
Noninterest-bearing deposits	354,927		339,589		331,032		339,222		329,383		4.5	7.8
Accrued expenses and other liabilities	7,884		8,484		11,633		6,370		6,005		(7.1)	31.3
Stockholders' equity	193,120		189,101		184,972		173,214		170,299		2.1	13.4
Total liabilities and stockholders' equity	$1,513,790		$1,468,093		$1,460,291		$1,463,839		$1,457,074		3.1	3.9

Net interest spread		3.18%		3.18%		3.28%		3.29%		3.61%
Net interest margin		3.52%		3.54%		3.61%		3.58%		3.76%

(1) All amounts are reported on a tax-equivalent basis computed using the statutory federal income tax rate of 21.0%, exclusive of the alternative minimum tax rate and nondeductible interest expense.

(2) Average loan balances include nonaccrual loans.

(3) Interest income on loans includes amortized loan fees, net of costs and accretion of discounts on acquired loans, which are included in the yield calculations.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures

(In thousands, except per share data)

						YTD	YTD
	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	9/30/2019	9/30/2018

The following reconciles return on average equity and return on average tangible equity from continuing operations (Note 1):

Net income from continuing operations	$4,214	$4,228	$3,828	$3,853	$4,256	$12,270	$11,910
Net income from continuing operations - annualized (A)	$16,719	$16,958	$15,525	$15,286	$16,885	$16,405	$15,924

Net income, excluding net amortization of intangible assets	$4,321	$4,344	$3,949	$4,054	$4,457	$12,614	$12,382

Net income, excluding net amortization of intangible assets - annualized (B)	$17,143	$17,424	$16,015	$16,084	$17,683	$16,865	$16,555

Average stockholders' equity (C)	$193,120	$189,101	$184,972	$173,214	$170,299	$189,094	$167,288
Less: Average goodwill and other intangible assets	(19,991)	(20,138)	(20,281)	(31,410)	(31,810)	(20,136)	(32,203)
Average tangible equity (D)	$173,129	$168,963	$164,691	$141,804	$138,489	$168,958	$135,085

Return on average equity (GAAP) (A)/(C)	8.66%	8.97%	8.39%	8.83%	9.91%	8.68%	9.52%
Return on average tangible equity (Non-GAAP) (B)/(D)	9.90%	10.31%	9.72%	11.34%	12.77%	9.98%	12.26%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio from continuing operations (Note 2):

Noninterest expense (E)	$9,384	$8,985	$9,343	$9,216	$9,310	$27,712	$27,615
Less: Amortization of intangible assets	(144)	(155)	(162)	(269)	(270)	(461)	(631)
Adjusted noninterest expense (F)	$9,240	$8,830	$9,181	$8,947	$9,040	$27,251	$26,984

Net interest income (G)	12,680	12,293	12,394	12,726	12,947	37,367	37,909
Add: Taxable-equivalent adjustment	44	41	34	30	28	119	84
Taxable-equivalent net interest income (H)	$12,724	$12,334	$12,428	$12,756	$12,975	$37,486	$37,993

Noninterest income (I)	$2,529	$2,609	$2,188	$2,112	$2,465	$7,326	6,901
Adjusted noninterest income (J)	$2,529	$2,609	$2,188	$2,112	$2,465	$7,326	$6,901

Efficiency ratio (GAAP) (E)/(G)+(I)	61.70%	60.29%	64.07%	62.11%	60.41%	62.01%	61.63%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	60.58%	59.09%	62.81%	60.18%	58.55%	60.81%	60.11%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (L)	$193,963	$191,307	$187,082	$183,185	$171,419
Less: Goodwill and other intangible assets	(19,914)	(20,058)	(20,214)	(20,383)	(31,706)
Tangible equity (M)	$174,049	$171,249	$166,868	$162,802	$139,713

Shares outstanding (N)	12,742	12,780	12,780	12,749	12,748

Book value per common share (GAAP) (L)/(N)	$15.22	$14.97	$14.64	$14.37	$13.45
Tangible book value per common share (Non-GAAP) (M)/(N)	$13.66	$13.40	$13.06	$12.77	$10.96

The following reconciles equity to assets and tangible equity to tangible assets (Note 1):

Stockholders' equity (O)	$193,963	$191,307	$187,082	$183,185	$171,419
Less: Goodwill and other intangible assets	(19,914)	(20,058)	(20,214)	(20,383)	(31,706)
Tangible equity (P)	$174,049	$171,249	$166,868	$162,802	$139,713

Assets (Q)	$1,561,679	$1,488,562	$1,485,799	$1,483,076	$1,473,543
Less: Goodwill and other intangible assets	(19,914)	(20,058)	(20,214)	(20,383)	(31,706)
Tangible assets (R)	$1,541,765	$1,468,504	$1,465,585	$1,462,693	$1,441,837

Period-end equity/assets (GAAP) (O)/(Q)	12.42%	12.85%	12.59%	12.35%	11.63%
Period-end tangible equity/tangible assets (Non-GAAP) (P)/(R)	11.29%	11.66%	11.39%	11.13%	9.69%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.